UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 13, 2019

Newmont Mining Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information.

On March 13, 2019, Mr. Ian Telfer, the chair of the board of directors of Goldcorp Inc. (“Goldcorp”) informed Newmont Mining Corporation (“Newmont”) that that he will not be joining the Newmont Goldcorp board of directors following the acquisition by Newmont of all of the issued and outstanding common shares of Goldcorp pursuant to the arrangement agreement entered into by Newmont and Goldcorp on January 14, 2019, as amended.  Mr. Telfer is focusing all of his efforts on having the Goldcorp shareholders approve the pending transaction with Newmont.  This information updates and supersedes Newmont’s previous disclosure in the Current Report on Form 8-K filed by Newmont on January 14, 2019 and in the definitive proxy on Schedule 14A filed by Newmont on March 11, 2019.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary” or “potential.” Forward-looking statements may include, without limitation, statements relating to the Arrangement and the expected terms, timing and closing of the Arrangement, including receipt of required approvals and satisfaction of other customary closing conditions and expected benefits and opportunities of the Arrangement, including in connection with integration. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to Newmont and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: (i) the inherent uncertainty associated with financial or other projections; (ii) the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the Arrangement; (iii) the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the Arrangement by their respective shareholders required to consummate the Arrangement and the timing of the consummation of the Arrangement, including the risk that the conditions to the Arrangement are not satisfied on a timely basis or at all and the failure of the Arrangement to close for any other reason; (iv) the risk that a consent or authorization that may be required for the Arrangement is not obtained or is obtained subject to conditions that are not anticipated; (v) the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; (vi) unanticipated difficulties or expenditures relating to the Arrangement, the response of business partners and retention as a result of the announcement and pendency of the Arrangement; (vii) potential volatility in the price of Newmont common stock due to the Arrangement; (viii) the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the Arrangement; and (ix) the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission

(the “SEC”) as well as the Newmont’s other filings with the SEC, available on the SEC’s website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC’s website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Goldcorp outside of this Current Report on Form 8-K. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Newmont outside of this Current Report on Form 8-K. Newmont and Goldcorp do not undertake any obligation to communicate publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional Information about the Arrangement and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This Current Report on Form 8-K is being made in respect of the Arrangement involving Newmont and Goldcorp pursuant to the terms of an Arrangement Agreement and may be deemed to be soliciting material relating to the Arrangement. In connection with the Arrangement, Newmont filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11, 2019. Additionally, Newmont has filed and will file other relevant materials in connection with the Arrangement with the SEC. Security holders of Newmont are urged to read the proxy statement regarding the Arrangement and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the Arrangement because they contain and will contain important information about the Arrangement and the parties thereto. The definitive proxy statement was mailed to Newmont’s stockholders on March 14, 2019. Stockholders of Newmont are able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the Arrangement and the parties thereto made by Newmont with the SEC free of charge at the SEC’s website at www.sec.gov, on Newmont’s website at www.newmont.com/investor-relations/default.aspx or by contacting Newmont’s Investor Relations department at jessica.largent@newmont.com or by calling (303) 837-5484. Copies of the documents filed with the SEC by Goldcorp are available free of charge at the SEC’s website at www.sec.gov.

Participants in the Proposed Arrangement Solicitation

Newmont and its directors, its executive officers, members of its management, its employees and other persons, under the SEC rules, may be deemed to be participants in the solicitation of proxies of Newmont’s stockholders in connection with the Arrangement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newmont’s executive officers and directors in the solicitation by reading Newmont’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Arrangement is set forth in the proxy statement relating to the transaction filed with the SEC on March 11, 2019 and mailed to stockholders on March 14, 2019. Additional information concerning Goldcorp’s executive officers and directors is set forth in Goldcorp’s Annual Report on Form 40-F for the year ended December 31, 2017 filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Mining Corporation

Date: March 14, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary